Registration No.____________

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------

                                     EMCON
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

       California                                     94-1738964
- ---------------------------------        ------------------------------------
(State or other jurisdiction             (I.R.S. employer identification no.)
of incorporation or organization)

                      400 South El Camino Real, Suite 1200
                          San Mateo, California 94402
              ---------------------------------------------------
              (Address of principal executive offices) (Zip code)

                                     EMCON
                          Employee Stock Purchase Plan
                          ----------------------------
                            (Full title of the plan)

                              R. Michael Momboisse
                          Chief Financial Officer and
                             Vice President - Legal
                                     EMCON
                      400 South El Camino Real, Suite 1200
                          San Mateo, California 94402
                    ---------------------------------------
                    (Name and address of agent for service)

Telephone number, including area code, of agent for service:  (415) 375-1522

This registration statement, including all exhibits and attachments, contains 13 pages. The exhibit index may be found on page 9 of the consecutively numbered pages of the registration statement.

This registration statement shall hereafter become effective in accordance with Rule 462 promulgated under the Securities Act of 1933, as amended.

- -------------------------------------------------------------------------------

                        CALCULATION OF REGISTRATION FEE

- -------------------------------------------------------------------------------

                                    Proposed       Proposed
Title of                            maximum        maximum
securities         Amount           offering       aggregate       Amount of
to be              to be            price per      offering        registration
registered         registered       share(1)       price(1)        fee
- -------------------------------------------------------------------------------

Common Stock      350,000           $3.67          $1,284,500      $442.93


























- --------
(1) Estimated pursuant to Rule 457 solely for purposes of calculating the registration fee. The price is based upon 85% of the average of the high and low prices of the Common Stock on July , 1995, as reported on the National Association of Securities Dealers Automated Quotations system.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
               --------------------------------------------------


Item 3.        Incorporation of Documents by Reference
- ------         ---------------------------------------

               EMCON (the "Company") hereby incorporates by reference in this registration statement the following documents:

               (a) The Company's latest annual report on Form 10-K filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), containing audited financial statements for the Company's latest fiscal year ended December 31, 1994 as filed with the Commission on March 29, 1995.

               (b) All other reports filed pursuant to Section 13(a) or15(d) of the Exchange Act since the end of the fiscal year covered by the registrant document referred to in (a) above.

               (c) The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A (No. 016225), effective September 17, 1987, filed under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

               All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post- effective amendment to this registration statement which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

Item 4.        Description of Securities
- ------         -------------------------

               The class of securities to be offered is registered under Section 12 of the Exchange Act.

Item 5.        Interests of Named Experts and Counsel
- ------         --------------------------------------

               Inapplicable.

Item 6.        Indemnification of Directors and Officers
- ------         -----------------------------------------

               The Company's Restated Articles of Incorporation, as amended, provide that the liability of the directors for monetary damages shall be eliminated to the fullest extent permissible under California law. Pursuant to California law, the Company's directors shall not be liable for monetary damages for breach of the directors' fiduciary duty of care to the Company and its shareholders. However, this provision does not eliminate the duty of care, and in appropriate circumstances, equitable remedies such as injunctive or other forms of non-monetary relief will remain available under California law. In addition, each director will continue to be subject to liability for (i) acts or omissions that involve intentional misconduct or a knowing and culpable violation of law, (ii) acts or omissions that a director believes to be contrary to the best interests of the Company or its shareholders or that involve the absence of good faith on the part of the director, (iii) any transaction from which a director derived an improper personal benefit, (iv) acts or omissions that show a reckless disregard for the director's duty to the Company or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to the Company or its shareholders, (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the Company or its shareholders, (vi) any transaction that constitutes an illegal distribution or dividend under California law, and
(vii)any transaction involving an unlawful conflict of interest between the director and the Company under California law. The provision also does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

Item 7.        Exemption From Registration Claimed
- ------
               Inapplicable.

Item 8.        Exhibits
- ------
               See Exhibit Index.

Item 9.        Undertakings
- ------
               (a) Rule 415 Offering
                   -----------------

               The undersigned registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                    (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                    (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(l)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

               (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post- effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (b)  Filing   incorporating   subsequent  Exchange  Act  documents  by
               reference.

               The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (h)  Request  for   acceleration   of  effective  date  or  filing  of
               registration statement on Form S-8

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Mateo, State of California, on July 21, 1995.


                                                EMCON


                                                By: /s/ R. Michael Momboisse
                                                --------------------------------

                                                R. Michael Momboisse, Chief
                                                Financial Officer and Vice
                                                President - Legal

                               POWER OF ATTORNEY
                               -----------------

     The officers and directors of EMCON whose signatures appear below, hereby constitute and appoint Eugene M. Herson and R. Michael Momboisse, and each of them, their true and lawful attorneys and agents, with full power of substitution, each with power to act alone, to sign and execute on behalf of the undersigned any amendment or amendments to this registration statement on Form S-8, and each of the undersigned does hereby ratify and confirm all that each of said attorney and agent, or their or his substitutes, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on July 21, 1995.

Signature                                                 Title
- -------------------------------------------------------------------------------




/s/ Eugene M. Herson
- ------------------------
Eugene M. Herson                     President, Chief Executive Officer, and
                                     Director (Principal Executive Officer)


/s/ R. Michael Momboisse
- ---------------------------
R. Michael Momboisse                 Chief Financial Officer and Vice President
                                     - Legal (Principal Financial and
                                     Accounting Officer)

/s/ Thorley D. Briggs
 --------------------------
Thorley D. Briggs                    Chairman of the Board and Director



/s/ Stephen W. Vincent
- ---------------------------
Stephen W. Vincent                    Vice President - Laboratory Operations,
                                      President of Columbia Analytical Services,
                                      Inc. and Director

/s/ H. Lee Fortier
- ---------------------------
H. Lee Fortier                        Vice President - Consulting Operations
                                      and Director

/s/ Donald R. Andres
- ----------------------------

Donald R. Andres                       Regional Vice President and Director



/s/ Douglas Crane
- ----------------------------
Douglas Crane                          Director



/s/ Peter Vardy
- ----------------------------
Peter Vardy                            Director




- ----------------------------
Donald R. Kerstetter                   Director



- ----------------------------
Jack M. Marzluft                       Director

                                 EXHIBIT INDEX
                                 -------------
                                                                   Sequentially
                                                                   Numbered Page
                                                                   -------------

          4.1  Restated Articles of Incorporation, of                   --
               the Company as filed on July 30, 1987,
               is incorporated by reference from
               Exhibit 3.1 of the Company's
               Registration Statement on Form S-1 (No.
               33-16337), effective September 16, 1987

          4.3  Certificate of Amendment of Restated                     --
               Articles of Incorporation of the Company as filed on May 24, 1988, is incorporated by reference from Exhibit
               3.2 of the Company's Annual Report on
               Form 10-K for the fiscal year ended
               December 31, 1988


          4.4  Certificate of Amendment of Restated                     --
               Articles of Incorporation of the Company as filed on June 4, 1991, is incorporated by reference from Exhibit
               4.1 of the Company's Quarterly Report on
               Form 10-Q for the fiscal quarter ended
               June 30, 1991

          4.5  Amended and Restated By-Laws of the                      --
               Company are incorporated by reference
               from Exhibit 4.2 of the Company's
               Quarterly Report on Form 10-Q for the
               fiscal quarter ended June 30, 1993

          5    Opinion re legality                                      10

          23.1 Consent of Counsel (included in Exhibit 5)               --

          23.2 Consent of Ernst & Young, LLP Independent Auditors       13

          24   Power of Attorney (included in signature                 --
               pages to this registration statement)






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